UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

AMENDMENT NO. 1

TO

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

September 30, 2014 (July 15, 2014)

Commission File #: 000-53723

TAURIGA SCIENCES, INC.

(Exact name of registrant as specified in its charter)

Florida

(State or other jurisdiction of incorporation)

30-0791746

(IRS Employer Identification Number)

39 Old Ridgebury Road

Danbury, Connecticut 06180

(Address of principal US executive offices)

Tel: (858) 353-5749

(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

EXPLANATORY NOTE:

Tauriga Sciences, Inc. (the “Company”) is filing this Current Report on Form 8-K/A as Amendment No. 1 (this “Amendment”) to its Current Report on Form 8-K (the “Original Form 8-K”) filed with the Securities and Exchange Commission (the “Commission”) on July 21, 2014 regarding the Honeywood, LLC (“Honeywood”) acquisition (the “Merger”). The Company is filing this Amendment solely to amend and restate the disclosure contained in Item 9.01(b) of the Original Form 8-K.

(b) Pro forma financial information.

As reported in a Current Report on Form 8-K dated September 24, 2014 and filed with the Commission on September 29, 2014, on September 24, 2014 the Company unwound the acquisition of Honeywood effected by the Merger. Accordingly, the Company will not be filing any financial statements or pro forma financial information in connection with its acquisition of Honeywood.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

TAURIGA SCIENCES, INC

Date: September 30, 2014	By:	/s/ Stella M. Sung
Stella M. Sung
Chief Executive Officer